Exhibit 99.1
MARATHON OIL CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On June 30, 2011, Marathon Oil Corporation (“Marathon”) completed the spin-off of our downstream (Refining, Marketing and Transportation) business, by creating two independent energy companies: Marathon Oil Corporation (“MRO”) and Marathon Petroleum Corporation (“MPC”).  On June 30, 2011, stockholders of record as of the close of business on June 27, 2011 (the “Record Date”) received one common share of MPC stock for every two common shares of Marathon stock held as of the Record Date.

Prior to the completion of the spin-off, Marathon and MPC entered into a Separation and Distribution Agreement and other agreements that will govern the post-spin relationship.  These agreements allow for a settlement process surrounding the transfer of certain assets and liabilities, for which future adjustments could occur as these transfers are resolved.

The unaudited pro forma consolidated financial data of Marathon presented below was derived from our historical consolidated financial statements and is being presented to give effect to the spin-off of our downstream business, which will be reported as a discontinued operation.  The unaudited pro forma consolidated balance sheet assumes the spin-off of our downstream business occurred on March 31, 2011.  The unaudited pro forma consolidated statements of income give effect to the spin-off of our downstream business as if the spin-off occurred on January 1, 2008.  The following unaudited pro forma consolidated financial information should be read in conjunction with our historical financial statements and accompanying notes.

The pro forma adjustments are based on the best information available and assumptions that management believes are factually supportable and recurring.  The unaudited pro forma consolidated information is for illustrative and informational purposes only and is not intended to reflect what our financial position and results of operations would have been had the spin-off occurred on the dates indicated and is not necessarily indicative of our future financial position and future results of operations.

The pro forma adjustments remove all of our downstream business assets, liabilities and results of operations, and give effect to the following items:

·	The elimination of interest and other financing costs (including loss on early debt extinguishment) related to the retirement of $2,498 million of long-term debt which occurred in February 2011;

·	A reduction of capitalized interest associated with lower interest expense;

·	An adjustment to cash required to establish an initial cash balance of approximately $1,625 million for MPC (based on the Separation and Distribution Agreement);

·	The reduction in interest income earned as a result of the established MPC $1,625 million cash balance (only reflected in periods ended March 31, 2011 and December 31, 2010);

·	Reclassification of crude oil sales to MPC and the related cost of revenues previously eliminated in consolidation as third party transactions, as such sales will continue after the spin-off;

·	Reclassification of accounts receivable from and payable to MPC previously eliminated in consolidation as third party accounts receivable and payable;

·	An adjustment to reclassify the remaining tax balances after the spin-off of MPC on the balance sheet.

Our unaudited pro forma consolidated statements of income do not include adjustments for all of the costs of operating after the spin-off of our downstream business, since they are not factually supportable and recurring.  Transaction costs that were incurred to affect the spin-off of $17 million for the three months ended March 31, 2011, are reflected in the Spin-off of MPC column in the pro forma consolidated statement of income ($12 million in net interest and other; $5 million in selling, general and administrative expenses).  There are no transaction costs included in the consolidated statements of income for the three months ended March 31, 2010 or the year ended December 31, 2010.

MARATHON OIL CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Unaudited)
For the Three Months ended March 31, 2011

		Spin-off	Pro Forma
(In millions, except per share data)	Historical	of MPC	Adjustments		Pro Forma
Revenues and other income:

Sales and other operating revenues (including consumer excise taxes)	$20,867	(17,819)	608	(a)	$3,656
Sales to related parties	37	(22)	-		15
Income from equity method investments	126	(9)	-		117
Net gain on disposal of assets	6	(1)	-		5
Other income	35	(19)	-		16

Total revenues and other income	21,071	(17,870)	608		3,809
Costs and expenses:
Cost of revenues (excludes items below)	16,023	(15,227)	608	(a)	1,404
Purchases from related parties	179	(123)	-		56
Consumer excise taxes	1,209	(1,209)	-		-
Depreciation, depletion and amortization	852	(217)	-		635
Selling, general and administrative expenses	353	(216)	-		137
Other taxes	122	(64)	-		58
Exploration expenses	230	-	-		230

Total costs and expenses	18,968	(17,056)	608		2,520

Income from operations	2,103	(814)	-		1,289

Net interest and other	(65)	46	5	(b)	(14)
Loss on early extinguishment of debt	(279)	-	279	(c)	-

Income from continuing operations before income taxes	1,759	(768)	284		1,275

Provision for income taxes	763	(227)	102	(d)	638

Net income from continuing operations	$996	(541)	182		$637

Per Share Data

Earnings per share
Basic	$1.40				$0.90
Diluted	$1.39				$0.89

Shares outstanding
Basic	711				711
Diluted	715				715
See accompanying notes to the unaudited pro forma consolidated financial statements.

MARATHON OIL CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Unaudited)
For the Three Months ended March 31, 2010

		Spin-off	Pro Forma
(In millions, except per share data)	Historical	of MPC	Adjustments		Pro Forma
Revenues and other income:

Sales and other operating revenues (including consumer excise taxes)	$15,694	(13,337)	298	(a)	$2,655
Sales to related parties	20	(8)	-		12
Income from equity method investments	105	(20)	-		85
Net gain on disposal of assets	813	(1)	-		812
Other income	33	(8)	-		25

Total revenues and other income	16,665	(13,374)	298		3,589
Costs and expenses:
Cost of revenues (excludes items below)	12,726	(11,977)	298	(a)	1,047
Purchases from related parties	133	(93)	-		40
Consumer excise taxes	1,212	(1,212)	-		-
Depreciation, depletion and amortization	649	(219)	-		430
Long-lived asset impairment	434	-	-		434
Selling, general and administrative expenses	298	(196)	-		102
Other taxes	115	(66)	-		49
Exploration expenses	98	-	-		98

Total costs and expenses	15,665	(13,763)	298		2,200

Income from operations	1,000	389	-		1,389

Net interest and other	(30)	8	8	(b)	(14)

Income from continuing operations before income taxes	970	397	8		1,375

Provision for income taxes	513	212	3	(d)	728

Net income from continuing operations	$457	185	5		$647

Per Share Data

Earnings per share
Basic	$0.64				$0.91
Diluted	$0.64				$0.91

Shares outstanding
Basic	709				709
Diluted	711				711
See accompanying notes to the unaudited pro forma consolidated financial statements.

MARATHON OIL CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Unaudited)
For the Year Ended December 31, 2010

		Spin-off	Pro Forma
(In millions, except per share data)	Historical	of MPC	Adjustments		Pro Forma
Revenues and other income:

Sales and other operating revenues (including consumer excise taxes)	$72,204	(62,387)	1,817	(a)	$11,634
Sales to related parties	117	(61)	-		56
Income from equity method investments	414	(70)	-		344
Net gain on disposal of assets	777	(11)	-		766
Other income	109	(36)	-		73

Total revenues and other income	73,621	(62,565)	1,817		12,873
Costs and expenses:
Cost of revenues (excludes items below)	56,734	(53,765)	1,817	(a)	4,786
Purchases from related parties	624	(452)	-		172
Consumer excise taxes	5,208	(5,208)	-		-
Depreciation, depletion and amortization	2,965	(909)	-		2,056
Long-lived asset impairment	479	(32)	-		447
Selling, general and administrative expenses	1,363	(872)	-		491
Other taxes	433	(234)	-		199
Exploration expenses	498	-	-		498

Total costs and expenses	68,304	(61,472)	1,817		8,649

Income from operations	5,317	(1,093)	-		4,224

Net interest and other	(103)	28	43	(b)	(32)
Loss on early extinguishment of debt	(92)	-	-		(92)

Income from continuing operations before income taxes	5,122	(1,065)	43		4,100

Provision for income taxes	2,554	(404)	15	(d)	2,165

Net income from continuing operations	$2,568	(661)	28		$1,935

Per Share Data

Earnings per share
Basic	$3.62				$2.73
Diluted	$3.61				$2.72

Shares outstanding
Basic	710				710
Diluted	712				712
See accompanying notes to the unaudited pro forma consolidated financial statements.

MARATHON OIL CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Unaudited)
For the Year Ended December 31, 2009

		Spin-off	Pro Forma
(In millions, except per share data)	Historical	of MPC	Adjustments		Pro Forma
Revenues and other income:

Sales and other operating revenues (including consumer excise taxes)	$53,190	(45,461)	736	(a)	$8,465
Sales to related parties	97	(38)	-		59
Income from equity method investments	298	(30)	-		268
Net gain on disposal of assets	205	(3)	-		202
Other income	166	(76)	-		90

Total revenues and other income	53,956	(45,608)	736		9,084
Costs and expenses:
Cost of revenues (excludes items below)	40,377	(37,943)	736	(a)	3,170
Purchases from related parties	485	(339)	-		146
Consumer excise taxes	4,924	(4,924)	-		-
Depreciation, depletion and amortization	2,604	(670)	-		1,934
Long-lived asset impairment	19	(1)	-		18
Selling, general and administrative expenses	1,263	(812)	-		451
Other taxes	387	(214)	-		173
Exploration expenses	307	-	-		307

Total costs and expenses	50,366	(44,903)	736		6,199

Income from operations	3,590	(705)	-		2,885

Net interest and other	(149)	27	25	(b)	(97)

Income from continuing operations before income taxes	3,441	(678)	25		2,788

Provision for income taxes	2,257	(210)	9	(d)	2,056

Net income from continuing operations	$1,184	(468)	16		$732

Per Share Data

Earnings per share
Basic	$1.67				$1.03
Diluted	$1.67				$1.03

Shares outstanding
Basic	709				709
Diluted	711				711
See accompanying notes to the unaudited pro forma consolidated financial statements.

MARATHON OIL CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Unaudited)
For the Year Ended December 31, 2008

		Spin-off	Pro Forma
(In millions, except per share data)	Historical	of MPC	Adjustments		Pro Forma
Revenues and other income:

Sales and other operating revenues (including consumer excise taxes)	$74,710	(62,445)	845	(a)	$13,110
Sales to related parties	1,879	(1,827)	-		52
Income from equity method investments	765	(138)	-		627
Net gain on disposal of assets	423	(152)	-		271
Other income	188	(47)	-		141

Total revenues and other income	77,965	(64,609)	845		14,201
Costs and expenses:
Cost of revenues (excludes items below)	59,512	(55,386)	845	(a)	4,971
Purchases from related parties	715	(475)	-		240
Consumer excise taxes	5,065	(5,065)	-		-
Depreciation, depletion and amortization	2,108	(595)	-		1,513
Long-lived asset impairment	21	(12)	-		9
Goodwill impairment	1,412	-	-		1,412
Selling, general and administrative expenses	1,382	(941)	-		441
Other taxes	482	(189)	-		293
Exploration expenses	489	-	-		489

Total costs and expenses	71,186	(62,663)	845		9,368

Income from operations	6,779	(1,946)	-		4,833

Net interest and other	(28)	5	82	(b)	59

Income from continuing operations before income taxes	6,751	(1,941)	82		4,892

Provision for income taxes	3,367	(749)	30	(d)	2,648

Net income from continuing operations	$3,384	(1,192)	52		$2,244

Per Share Data

Earnings per share
Basic	$4.77				$3.16
Diluted	$4.75				$3.15

Shares outstanding
Basic	709				709
Diluted	713				713
See accompanying notes to the unaudited pro forma consolidated financial statements.

MARATHON OIL CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET (Unaudited)
As of March 31, 2011

(In millions, except for share data)	Historical	Spin-off MPC	Pro Forma Adjustments		Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$5,716	(1,801)	176	(e)	$4,091
Receivables, less allowance for doubtful accounts	6,498	(4,748)	262	(f)	2,012
Receivables from related parties	59	(6)	-		53
Inventories	3,088	(2,728)	-		360
Other current assets	414	(108)	149	(g)	455
Total current assets	15,775	(9,391)	587		6,971
Equity method investments	1,846	(316)	-		1,530
Property, plant and equipment less accumulated depreciation, depletion and amortization	32,189	(11,757)	-		20,432
Goodwill	1,376	(839)	-		537
Other noncurrent assets	679	(361)	534	(g)	852
Total assets	$51,865	(22,664)	1,121		$30,322
Liabilities
Current Liabilities:
Accounts payable	$8,341	(6,766)	1	(f)	$1,576
Payables to related parties	63	(33)	-		30
Payroll and benefits payable	359	(228)	-		131
Accrued and deferred taxes	2,077	(539)	149	(g)	1,687
Other current liabilities	593	(417)	-		176
Long-term debt due within one year	349	(12)	-		337
Total current liabilities	11,782	(7,995)	150		3,937
Long-term debt	7,992	(3,265)	-		4,727
Deferred income taxes	3,333	(1,391)	534	(g)	2,476
Defined benefit postretirement plan obligations	2,199	(1,520)	-		679
Asset retirement obligations	1,368	(49)	-		1,319
Deferred credits and other liabilities	486	(232)	-		254
Total liabilities	27,160	(14,452)	684		13,392
Commitments and contingencies
Stockholders' Equity
Preferred Stock - no shares issued and outstanding (no par value, 26 million shares authorized)	-	-	-		-
Common Stock:
Issued - 770 million shares (par value $1 per share, 1.1 billion shares authorized)	770	-	-		770
Securities exchangeable into common stock - no shares issued and outstanding (no par value, 29 million shares authorized)	-	-	-		-
Held in treasury, at cost - 58 million shares	(2,582)	-	-		(2,582)
Additional paid-in-capital	6,763	(5)	-		6,758
Retained earnings	20,725	(8,840)	437	(e)(f)	12,322
Accumulated other comprehensive loss	(971)	633	-		(338)
Total stockholders' equity	24,705	(8,212)	437		16,930
Total liabilities and stockholders' equity	$51,865	(22,664)	1,121		$30,322

See accompanying notes to the unaudited pro forma consolidated financial statements.

MARATHON OIL CORPORATION
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a)	Represents the reclassification of crude oil sales to MPC and the related cost of revenues previously eliminated in consolidation as third party since such sales will continue after the spin-off.
(b)
Reflects the elimination of interest expense, other financing costs related to $2,498 million of long-term debt which Marathon retired (weighted average interest rates below) in February 2011, the reduction of capitalized interest as a result of lower interest expense and the reduction of interest income (average federal funds interest rate 0.16% for the three months ended March 31, 2011 and 0.18% for the year ended December 31, 2010 only) related to the $1,625 million initial cash balance established for MPC (per the Separation and Distribution Agreement).  Detail for this adjustment follows:

(dollars in millions)	3/31/2011	3/31/2010	12/31/2010	12/31/2009	12/31/2008
Weighted average interest rate of retired debt	6.0%	5.8%	5.8%	6.1%	6.8%
Interest expense and other financing costs	$22	$40	$161	$132	$84
Capitalized interest	(16)	(32)	(115)	(107)	(2)
Interest income	(1)	-	(3)	-	-
TOTAL	$5	$8	$43	$25	$82

(c)	Reflects the loss on the early extinguishment of debt related to the $2,498 million of long-term debt retired in February 2011.
(d)	Represents the tax effect of the pro forma adjustments to income using a statutory rate of 36% for all periods.
(e)	Represents an adjustment to the Spin-Off MPC cash balance to establish an initial MPC cash balance of approximately $1,625 million.
(f)	Represents accounts receivable from and payable to MPC previously eliminated in consolidation as third party accounts receivable and payable.

(g)	Represents the adjustment to reclassify the remaining tax balances after the spin-off of MPC on the balance sheet.